UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09749

Lifetime Achievement Fund, Inc.

(Exact name of Registrant as specified in charter)

15858 West Dodge Road
Suite 310
Omaha, NE 68118

(Address of principal executive offices)

Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118

(Name and address of agent for service)

Registrant's telephone number, including area code: (402) 330-1166

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Semi-Annual Report

June 30, 2010
(Unaudited)

Lifetime Achievement Fund

LIFETIME ACHIEVEMENT FUND, INC.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.

SHAREHOLDER LETTER

June 30, 2010

Dear fellow shareholders,

We are finally experiencing the stock market correction that we have been talking and writing about. The bull market that began in March 2009 continued all the way to April 2010 without a correction of more than 10%. It is normal and even healthy to get stock market corrections during a bull market. They can help set the stage for higher highs down the road.

Performance Review

Lifetime Achievement Fund is down 2.79%(1) for the six months ended June 30, 2010. The Fund has outperformed the Standard & Poor’s 500® Index, which decreased by 6.65% and the Morgan Stanley Capital International (“MSCI”) World Index, which decreased 9.84% during the same period. You can find more of the Fund’s performance data in the Performance Summary on page 5.

Portfolio Review

The Fund has benefitted from our allocations into gold mining, small capitalization, and preferred real estate stocks for the period. We took advantage of the recent market weakness by initiating a position in Direxion Daily 30-Year Treasury Bear 3X. This exchange-traded fund seeks daily investment results of the inverse of the price performance of the 30-Year Treasury Index. Investors have flocked to treasury bonds seeking the illusion of safety, which has pushed interest rates down and bond prices up. We believe interest rates will increase over time and we can profit from this scenario. Our government has a lot of money to borrow by selling more bonds or printing money, both would put upward pressure on interest rates and bond prices would fall. Would you loan your money to the US government for less than 4% interest for the next 30 years?

Economic Review & Outlook

The economy continues its recovery, despite the recent headlines about a few weak data points. Brian Wesbury, Chief Economist with First Trust, still predicts 3.5 – 4% real GDP growth for 2010. The ISM Manufacturing (56.2 in June) and Services (53.8 in June) Indexes have readings above 50 signaling continued expansion. Productivity has increased 6.1% from 1Q2009 to 1Q2010, which is the largest gain in productivity since the four-quarters ending 1Q2002. Corporations have more cash as a percentage of assets than they have had in decades giving them the ability to expand, acquire, pay dividends or buy back stock. Consumers are proving that they can spend at the same time they are reducing debt.

We will continue to face negative headlines about the Gulf oil spill, debt problems in Europe, and the weak job and housing market. However, we do not see these headlines sending us to another market panic and crash. We strive to find the best ways to build and maintain wealth over the long-term, so we are always on the hunt. We do want to add flexibility, so you will receive proxy materials in the near future asking shareholders to approve some changes in the Fund’s investment restrictions. If approved, we will have the ability to take larger defensive positions in gold bullion, Swiss francs, and Swiss bonds. If we see a significant decline coming, we can hold these instruments without taking on the risk of the US dollar collapsing.

(1)	Performance does not reflect the 2.50% sales charge which will reduce the performance quoted, with sales charge the Fund’s return was -5.22%.

The correction we’re in gives us another opportunity to buy shares at a nice discount to where we feel they’ll be in a year from now. Tell your friends now is not the time to sell. When the crowd is selling, it’s always a great time to buy. Enjoy life and as always call, email, or write us with any questions or concerns that you may have.

Peace and Goodwill,

Roland Manarin
President — Portfolio Manager

Aron Huddleston, CFA
Vice President — Portfolio Manager

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding investment selection, Fund holdings, and the market are forward looking statements which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements.

Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of FINRA and SIPC.

The Fund’s investment results represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than that which is stated. To receive current to the most recent month end performance, please call (888) 339-4230.

Portfolio composition will change due to ongoing management of the Fund. Specific funds named in this letter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended June 30, 2010

As a shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period* 1/1/10 – 6/30/10
Actual	$1,000.00	$972.10	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.97
*	Expenses are equal to the Fund’s annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Expenses exclude 12b-1 rebates made by the Distributor, as discussed in Note 3 to the financial statements. The Fund’s annualized expense ratio including 12b-1 rebates was (1.04)%.

PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL
INVESTMENTS (Unaudited)

June 30, 2010

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)

As of June 30, 2010

AVERAGE ANNUAL TOTAL RETURNS*
	1 Year	5 Year	Since Inception (July 5, 2000)
Lifetime Achievement Fund with 2.50% sales load	22.79%	1.22%	(0.59)%
Lifetime Achievement Fund without 2.50% sales load	25.94%	1.74%	(0.33)%
MSCI World Index	10.20%	0.06%	(1.10)%
S&P 500® Index	14.43%	(0.79)%	(1.69)%

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*

*	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. The performance information quoted in this annual report assumes reinvestment of all dividend and capital gain distributions, if any, and all charts and tables reflect past performance which is not predictive of future results. Performance information current to the most recent month end can be obtained by calling (888) 339-4230.

The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2010

	Shares	Value
Mutual Funds: 104.7%
Diversified Emerging Markets: 2.2%
Invesco Developing Markets Fund – Class A†	110,283	$2,998,608
Equity Precious Metals: 9.2%
Franklin Gold and Precious Metals Fund – Advisor Class†	142,852	6,386,908
OCM Gold Fund – Advisor Class*†	236,046	6,000,278
		12,387,186
Large Growth: 9.7%
Alger Capital Appreciation Fund – Class A*†	22,769	262,523
Alger Capital Appreciation Institutional Fund – Class I†	778,474	12,829,248
		13,091,771
Large Value: 10.1%
John Hancock Classic Value Fund – Institutional Class†	991,300	13,521,332
Mid-Cap Value: 9.0%
JPMorgan Value Advantage Fund – Institutional Class†	793,055	12,086,159
Real Estate: 6.1%
Forward Select Income Fund – Institutional Class†	389,549	8,246,753
Small Growth: 6.5%
Pioneer Oak Ridge Small Cap Growth Fund – Class Y*†	396,503	8,786,502
Small Value: 33.6%
Allianz NFJ Small-Cap Value Fund – Institutional Class†	526,249	12,961,511
Delaware Small Cap Value Fund – Institutional Class†	208,496	6,463,380
Franklin MicroCap Value Fund – Advisor Class†	457,338	12,425,865
Franklin Small Cap Value Fund – Advisor Class†	382,723	13,383,840
		45,234,596
World Stock: 18.3%
Polaris Global Value Fund†	680,021	7,629,836
Templeton Growth Fund – Advisor Class†	710,780	10,505,328
Wintergreen Fund†	567,382	6,536,235
		24,671,399
Total Mutual Funds (Cost $122,233,389)		141,024,306
Exchange Traded Funds: 5.8%
Bear Market: 3.0%
Direxion Daily 30-Year Treasury Bear 3X†	98,000	3,987,620
Miscellaneous Sector: 2.8%
iShares Dow Jones US Home Construction Index Fund†	336,600	3,776,652
Total Exchange Traded Funds (Cost $10,544,409)		7,764,272

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
June 30, 2010

	Shares	Value
Equity Securities: 2.5%
Telecommunication Services: 2.5%
Level 3 Communications, Inc.*†	3,150,000	$3,433,500
Total Equity Securities (Cost $11,927,223)		3,433,500
	Principal Amount
Short-Term Investments: 1.3%
UMB Bank, n.a. Money Market Fiduciary†±	$1,713,215	1,713,215
Total Short-Term Investments (Cost $1,713,215)		1,713,215
Total Investments: 114.3% (Cost $146,418,236)		153,935,293
Liabilities less all other assets: (14.3)%		(19,216,953)
Net Assets: 100.0%		$134,718,340

Footnotes:

†	As of June 30, 2010, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $152,222,078 as of June 30, 2010. See Note 6 to the financial statements.
*	Non-income producing security.
±	The short-term investment earns interest at variable rates. At June 30, 2010, the interest rate was 0.03%.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2010

Assets
Investments at value (cost $146,418,236)*	$153,935,293
Receivable for fund shares sold	4,493
Interest and dividends receivable	10
Prepaid expenses and other assets	19,026
Total assets	153,958,822
Liabilities
Loan payable	17,800,000
Payable for investments purchased	1,159,362
Distribution and service (12b-1) fees payable	91,036
Management fees payable	86,723
Interest payable	32,429
Directors’ fees payable	7,084
Chief Compliance Officer salary payable	4,521
Payable for fund shares redeemed	4,224
Other accrued expenses	55,103
Total liabilities	19,240,482
Net assets	$134,718,340
Net assets consist of:
Paid-in-capital	$164,576,759
Undistributed net investment income	1,082,681
Accumulated net realized loss on investments	(38,458,157)
Net unrealized appreciation on investments	7,517,057
Net assets	$134,718,340
Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	8,067,945
Net asset value and redemption price per share (net assets/share outstanding)	$16.70
Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$17.13
*	As of June 30, 2010, all or a portion of has been pledged as collateral for a Fund loan. See Note 6 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS (Unaudited)
For the six months ended June 30, 2010

Investment income
Dividends from mutual funds	$324,596
Interest	93
Total investment income	324,689
Expenses
Management fees	545,150
Interest expense	193,774
Distribution and service (12b-1) fees	181,717
Administrative and fund accounting fees	60,459
Transfer agent fees and expenses	48,414
Professional fees	43,044
Chief Compliance Officer expense	27,274
Federal and state registration fees	18,474
Reports to shareholders	13,241
Custody fees	12,439
Directors’ fees	11,084
Miscellaneous expenses	3,496
Total expenses	1,158,566
12b-1 fees rebated by Distributor*	(1,878,680)
12b-1 fees rebated by investment funds*	(37,878)
Net expenses	(757,992)
Net investment income	1,082,681
Realized and unrealized gain/(loss) on investments
Net realized loss on investments	(727,822)
Change in unrealized appreciation/depreciation on investments	(4,187,188)
Net realized and unrealized loss on investments	(4,915,010)
Net decrease in net assets resulting from operations	$(3,832,329)
*	See Note 3 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Change in net assets from operations
Net investment income/(loss)	$1,082,681	$(414,533)
Capital gain distributions from mutual funds	—	222,694
Net realized loss on investments	(727,822)	(4,358,644)
Change in unrealized appreciation/depreciation on investments	(4,187,188)	49,171,552
Net increase/(decrease) in net assets resulting from operations	(3,832,329)	44,621,069
Capital share transactions
Proceeds from sale of shares	7,177,622	13,420,190
Redemption of shares	(9,940,954)	(11,037,944)
Redemption fees	—	1,458
Net increase/(decrease) from capital share transactions	(2,763,332)	2,383,704
Total increase/(decrease) in net assets	(6,595,661)	47,004,773
Net assets
Beginning of period	141,314,001	94,309,228
End of period	$134,718,340	$141,314,001
Accumulated net investment income	$1,082,681	$—
Transactions in shares
Shares sold	398,668	1,033,857
Shares redeemed	(557,805)	(860,113)
Net increase/(decrease)	(159,137)	173,744

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CASH FLOWS (Unaudited)
For the six months ended June 30, 2010

Increase/(Decrease) in Cash
Cash flows provided by/(used for) operating activities:
Net decrease in net assets resulting from operations	$(3,832,329)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(4,880,669)
Sales of long-term portfolio investments	3,600,000
Additional return of capital dividend	82,219
Purchases of short-term portfolio investments, net	(1,133,213)
Decrease in interest and dividends receivable	12
Decrease in prepaid expenses and other assets	1,389
Increase in payable for investments purchased	1,159,362
Increase in distribution fees payable	6,696
Decrease in management fees payable	(2,078)
Increase in interest payable	3,217
Increase in Directors’ fees payable	84
Decrease in Chief Compliance Officer fees payable	(150)
Decrease in other accrued expenses	(13,593)
Net realized loss on investments	727,822
Litigation recovery from securities formerly held	523
Change in unrealized appreciation/depreciation on investments	4,187,188
Net cash used for operating activities	(93,520)
Cash flows provided by/(used for) financing activities:
Proceeds from sale of shares	7,230,250
Redemption of shares	(9,936,730)
Net cash provided by loan payable	2,800,000
Net cash provided by financing activities	93,520
Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:

Interest payments for the six months were $190,556.

12b-1 fee rebates by the Distributor for the six months were $1,878,680; see Note 3 to financial statements.

12b-1 fee rebates by investment funds for the six months were $37,878; see Note 3 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Selected per share data
Net asset value, beginning of period	$17.18	$11.71	$21.35	$23.09	$19.46	$17.56
Income/(loss) from investment operations
Net investment income/(loss)(a)	(0.10)	(0.05)	(0.08)	(0.09)	(0.11)	(0.09)
12b-1 fees rebated by Distributor(c)	0.23	—	—	—	—	—
Net realized and unrealized gain/(loss) on investments	(0.61)	5.52	(9.54)	0.05	4.59	1.99
Total income/(loss) from investment operations	(0.48)	5.47	(9.62)	(0.04)	4.48	1.90
Distributions and other
Less distributions from realized gains	—	—	(0.01)	(1.70)	(0.85)	—
Less income distributions	—	—	(0.01)	—	—	—
Redemption fees(c)	—	— (d)	— (d)	— (d)	— (d)	—
Total distributions and other	—	—	(0.02)	(1.70)	(0.85)	—
Net asset value, end of period	$16.70	$17.18	$11.71	$21.35	$23.09	$19.46
Total Return(e)	(2.79)% (g)	46.71%	(45.00)%	(0.28)%	23.03%	10.82%
Ratios and supplemental data
Net assets, end of period (in thousands)	$134,718	$141,314	$94,309	$169,291	$147,399	$97,505
Ratio of operating expenses (excluding 12b-1 fee rebates and including interest expense) to average net assets	1.59% (f)	1.99%	2.22%	1.72%	1.80%	1.77%
Ratio of operating expenses (excluding 12b-1 fee rebates and interest expense) to average net assets	1.33% (f)	1.40%	1.38%	1.29%	1.39%	1.43%
Ratio of operating expenses (including 12b-1 fee rebates and interest expense) to average net assets	(1.04)% (f)	—%	—%	—%	—%	—%
Ratio of net investment loss (excluding 12b-1 fee rebates and including interest expense) to average net assets	(1.15)% (f)	—%	—%	—%	—%	—%
Ratio of net investment income/(loss) (including 12b-1 fee rebates and interest expense) to average net assets	1.49% (f)	(0.37)%	(0.43)%	(0.45)%	(0.57)%	(0.52)%
Portfolio turnover rate	2% (g)	10%	51%	9%	26%	28%
(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund’s expense ratio.
(b)	The Fund had a 1-2 reverse stock split with executable and payable dates of January 3, 2006. 2005 net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See notes to financial statements for more information.
(c)	See notes to the financial statements.
(d)	Less than $0.01 per share.
(e)	Total return represents aggregate total return and does not reflect a sales charge.
(f)	Annualized.
(g)	Not Annualized.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2010

Lifetime Achievement Fund, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in investment companies, including exchange-traded funds (“Investment Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are generally valued at the mean of the last quoted bid and ask prices. For securities for which market quotations are not readily available, Manarin Investment Counsel, Ltd. (the “Manager”) values these securities at fair value in accordance with procedures approved by the Board. The Board reviews these valuations quarterly.

Fair Value Measurements and Disclosures — GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs of methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2010, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3
Mutual Funds
Diversified Emerging Markets	$2,998,608	$—	$—
Equity Precious Metals	12,387,186	—	—
Large Growth	13,091,771	—	—
Large Value	13,521,332	—	—
Mid-Cap Value	12,086,159	—	—
Real Estate	8,246,753	—	—
Small Growth	8,786,502	—	—
Small Value	45,234,596	—	—
World Stock	24,671,399	—	—
Exchange Traded Funds
Bear Market	3,987,620	—	—
Miscellaneous Sector	3,776,652	—	—
Equity Securities
Telecommunication Services	3,433,500	—	—
Short-Term Investments	1,713,215	—	—
Total	$153,935,293	$—	$—

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements.” This statement clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income and distributions from Investment Funds are recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

June 30, 2010

Cash — The Fund classifies amounts on deposit with the Fund’s custodian as operating cash. These amounts earn interest at variable interest rates and are listed in the Schedule of Investments as Short-Term Investments. At June 30, 2010, the interest rate was 0.03%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The character of distributions made during the year from net investment income or net realized gain may differ in character for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of June 30, 2010, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$147,523,597
Gross Unrealized Appreciation	$30,041,504
Gross Unrealized Depreciation	(23,629,808)
Net Unrealized Appreciation on Investments	$6,411,696

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—
Accumulated Earnings	—
Accumulated Capital and Other Losses	(36,624,974)
Unrealized Appreciation	10,598,884
Total Accumulated Deficit	$(26,026,090)

As of December 31, 2009, the Fund had a capital loss carryforward of $36,624,974, of which $9,948,744 expires December 31, 2016 and $26,676,230 expires December 31, 2017. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distribution paid from:
Ordinary Income	$—	$193,624
Long-Term capital gains	—	10,739
Total Distributions	$—	$204,363

Accounting for Uncertainty in Income Taxes  — Fund policy is to continue to comply with all sections of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision has been made for federal income tax. The Fund is treated as a separate taxpayer for federal income tax purposes. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed the tax positions in the open tax years of 2006 to 2009 and the six months ended June 30, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open years.

The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-months ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Subsequent Events — Events and transactions have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure or recognition in the Fund’s financial statements.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Manager believes the risk of loss to be remote.

3. Related Parties

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through May 1, 2011, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings. For the six

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

June 30, 2010

months ended June 30, 2010, the Manager made no reimbursements to the Fund, nor did it waive any of its fees because Other Expenses did not exceed 0.50% of the Fund’s average daily net assets. The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available following the Notes to Financial Statements.

The Fund paid $11,000 to Independent Directors during the six months ended June 30, 2010. The Fund pays a portion of the salary of the Fund’s Chief Compliance Officer. No other Officer or Director who is affiliated with the Manager currently receives any compensation from the Fund for acting as an Officer or Director of the Fund.

The Securities & Exchange Commission staff (“SEC”) informed the Fund that the retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund's distributor was contrary to a representation made to the SEC staff in 2000. Therefore, in June 2010, Manarin Securities Corporation (the “Distributor”), rebated to the Fund all 12b-1 fees the Distributor previously received from the Investment Funds (approximately $1.9 million). These amounts are included in the Fund’s Statement of Operations as a contra-expense titled “12b-1 fees rebated by Distributor.” The Distributor has also agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the Distributor. These amounts are included in the Fund’s Statement of Operations as a contra-expense titled “12b-1 fees rebated by Investment Funds.” The Fund’s average annual total returns excluding the rebate of previously received 12b-1 fees from Investment Funds at June 30, 2010 were as follows:

	1 Year	5 Year	Since Inception
With 2.50% sales load	21.10%	0.94%	(0.73)%
Without 2.50% sales load	24.21%	1.46%	(0.47)%

4. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities were $4,880,669 and $3,600,000, respectively, for the six months ended June 30, 2010.

5. Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay Manarin Securities Corporation, the Fund’s principal distributor, personnel of the Distributor, and other financial intermediaries a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis for distribution of Fund shares. The Fund made payments of $175,021 for distribution of Fund shares during the six months ended June 30, 2010. Of this amount, payments totaling $172,637 were made to the Distributor, an affiliate of the Manager, and personnel of the Distributor under the distribution plan during the six months ended June 30, 2010.

6. Loan and Pledge Agreement

On October 21, 2008, the Fund entered into a $40 million revolving credit agreement with UMB Bank n.a. (“UMB Loan Agreement”) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the UMB Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedule of Investments.

Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the Federal Funds rate plus 1.75%, with a minimum rate of 2.50%. At June 30, 2010 the interest rate on the UMB Loan Agreement was 2.50%. The loan is due on demand. For the six months ended June 30, 2010 information related to borrowings under the UMB Loan Agreement is as follows:

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Year
2.50%	$15,417,680	181	$193,774	$17,800,000

7. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with the ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005. This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

8. Redemption Fee

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the six months ended June 30, 2010, the Fund received $0 in redemption fees.

Lifetime Achievement Fund, Inc.
Approval of Investment Advisory Agreement (Unaudited)

The Board of Directors of the Fund met on February 15, 2010 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Manarin Investment Counsel, Ltd. (the “Adviser”). In approving the continuation of the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

1. Nature, Extent, and Quality of Services Provided.

The Board considered the nature, extent, and quality of services provided by the Adviser, including investment research, portfolio management, supervision of Fund operations and compliance, recordkeeping, reporting to the Board and regulatory matters. The Board concluded that the services provided were extensive and high quality in nature.

2. Investment Performance of the Fund and Adviser.

The Board reviewed overall investment performance information relating to the Fund and the Adviser. The Board noted the Fund’s strong performance when compared to its benchmarks over most time periods, and attributed such performance to the high quality services provided by the Adviser. The Board concluded that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. Costs of Services and Profits to be Realized by the Adviser.

The Board considered the Fund’s management fee and total expense ratio relative to industry averages for comparable, non proprietary funds of funds. The Board noted that the Fund pays the Adviser an investment advisory fee of 0.75% of the Fund’s average daily net assets and that this fee is recorded as revenue on the Adviser’s income statement. The Board noted the Adviser’s observation that many funds of funds do not use leverage and also hold fixed–income securities, which have lower costs. The Board noted that the 0.75% advisory fee paid by the Fund to the Adviser is less than advisory fees paid by other accounts managed by the Adviser in a similar strategy and the total expense ratio is increasing as a result of decreasing net assets for the year ended December 31, 2009. The Board also noted that the Adviser has agreed to waive expenses, other than the Adviser’s fee, 12b-1 fees and loan interest, to the extent they exceed 0.50% of the Fund’s average daily net assets. The Board noted that the advisory fee and total expense ratio remained within the range of fees charged by comparable funds. In light of the foregoing, the Board concluded that the management fee and total expense ratio were reasonable.

In addition, the Board reviewed profitability information relating to the Adviser, including information regarding the Adviser’s income and expenses. Based on the information presented, they concluded that the Adviser was not excessively profitable.

4. Extent of Economies of Scale as the Fund Grows.

The Board noted that some funds of funds are able to implement economies of scale, usually in the form of breakpoints with regard to the management fee. It was noted that the Fund has no breakpoints because the Fund has a relatively small net asset base making it difficult for the Adviser to offer such breakpoints. The Board also noted that the Adviser’s voluntary waiver of certain Fund expenses is a benefit to the Fund’s investors (although the waiver was not necessary in 2009). The Board requested that the Adviser renew the voluntary expense cap at least through May 1, 2011, which the Adviser agreed to do. After reviewing the Fund’s fee structure, the Board concluded that at this time, there were no effective economies of scale to be shared by the Adviser at current asset levels.

The Board considered all these factors. In considering the agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s particular circumstances. Based on this review, the Board, including the independent Directors, determined that the approval of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Lifetime Achievement Fund, Inc.
OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

BOARD OF DIRECTORS

David C. Coker        Roland R. Manarin        Mark H. Taylor
Dr. Bodo Treu        Jerry Vincentini

OFFICERS

Roland R. Manarin, Chairman and President
Aron Huddleston, Vice President and Treasurer
Deborah Koch, Secretary and Chief Compliance Officer

LEGAL COUNSEL

Thompson Hine LLP
Cincinnati, Ohio

CUSTODIAN

UMB Bank, n.a.
Kansas City, Missouri

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

DISTRIBUTOR

Manarin Securities Corporation
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118

INVESTMENT MANAGER

Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

 Not applicable.

Item 11.  Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable to semi-annual reports.

	(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

	(3)	Not applicable.

(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

By:	/s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date: September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date: September 1, 2010

By:	/s/ N. Lynn Bowley
N. Lynn Bowley
Principal Financial Officer
Date: September 2, 2010